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                                EXHIBIT 10.14(a)

     THIS LEASE AGREEMENT (hereinafter called the "Lease"), made this 22nd day of September, 1987, by and between CHESTERFIELD PLAZA JOINT VENTURE thereinafter called "Landlord") and CHESAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION (hereinafter called "Tenant").

     WITNESSESTH: That in consideration of the rents, covenants and agreements contained herein, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the premises containing approximately 1,260 square feet, which premises are outlined in red on Schedule "A" attached hereto and made a part hereof (hereinafter called the "Premises"), located within that Shopping Center known as Chesterfield Plaza (thereinafter called the "Shopping Center") located at 8095 G Edwin Raynor Boulevard, Pasadena, Maryland 21122, for the term, upon the rentals, and subject to the terms and conditions hereinafter set forth as follows, namely:

Plans and             SECTION 1. The premises leased, hereinafter called the
Specifications   "Premises" shall be erected by Landlord in accordance with the aforesaid plans and outline specifications attached hereto and hereby made a part hereof. All work over and above that set forth in said plans and specifications which may be necessary to outfit the Premises for Tenant's occupancy or for the operation of Tenant's business therein is the responsibility of Tenant, and shall be performed by Tenant at its own costs and expense.

                      Tenant covenants and agrees to submit to Landlord within
                 thirty days from the date of this Lease, for Landlord's approval, plans and specifications describing the fixtures to be installed by Tenant and the other work to be performed by Tenant in outfitting the Premises for the conduct of its business therein. Tenant covenants and agrees not to do any fixturing or other work in or to the Premises except as set forth in such plans and specifications as may be approved by Landlord in writing upon submission thereof by Tenant, as heretofore provided, or such as may be approved by Landlord in writing from time to time thereafter. Landlord covenants and agrees that its approval of the plans and specifications to be submitted by Tenant will not be unreasonably withheld.

Term                  SECTION 2.(a) The term of this Lease shall commence on the earlier to occur of (1) the thirtieth day following the day Landlord served upon Tenant a certificate of a Partner of Landlord certifying that the premises are substantially completed, or (2) the opening by Tenant of its business in the Premises; and shall be for a period of Five (5) years, plus the part of the month, if any, from the date of the commencement of the term to the first day of the first full calendar month of the term. Each of the parties hereto agrees, upon the request of either made on or after the commencement of the term, promptly to execute, acknowledge and deliver an instrument in recordable form setting forth the dates of commencement and the end of the term.

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                           (b) Tenant's occupancy of the Premises shall
                 constitute acceptance of said Premises by it and an acknowledgement by it that said Premises are in the condition called for in said plans and specifications.

                           (c) During the thirty day period following the
                 mailing of the certificate of Landlord that said Premises are substantially completed (and prior thereto, provided Landlord's construction activities are not thereby impeded or hindered), Tenant shall at its own risk be permitted to enter the Premises without payment of rent for the purpose of installing its store fixtures and stock of merchandise within said Premises.

                           (d) If the Premises shall not be substantially
                 completed by the later of the two following dates, that is, (i) December 31, 1987, (the "outside completion date"), or (ii) the expiration of such period after the outside completion date as shall equal the aggregate period of delay, if any, in construction of the Premises due to any labor dispute, inability to obtain material or labor on reasonable terms, or any cause whatever (including Tenant's failure to supply necessary data or instructions) not due to the fault of Landlord, the Tenant shall have the right to cancel this Lease by giving written notice of cancellation to Landlord within twenty days after such later date, but in no event after substantial completion of the Premises, which notice shall be effective when given. Landlord agrees that it will give written notice to Tenant not later than thirty days prior to such outside completion date of the aggregate period of delay, as aforesaid, encountered to the date of such notice. Under no circumstances shall Landlord be liable to Tenant in damages for any delay in commencing or completing the Premises, or for a total failure to complete the same; and in the event of cancellation of this Lease in accordance with the foregoing provisions of this subparagraph (d), neither party shall thereafter be under any liability to the other with respect to this Lease and the relations of the parties shall be the same as if this Lease had never been made.

Use Of                SECTION 3. (a) The Premises shall be used and occupied for
Premises         the following purposes and none other:

                      For all of the normal activities of a Federal savings and
                 loan association.

                           (b) As one of the inducements for making this Lease,
                 Tenant hereby covenants and agrees to occupy the Premises promptly after the commencement of the term of this Lease and thereafter continuously during the said term, to conduct in said Premises the business permitted in paragraph (a) during hours recognized in the trade as normal and customary for such type of business, to keep in stock in the Premises a full and ample line of merchandise for the purpose of carrying on the business permitted in

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                 paragraph (a), to maintain an adequate sales force at all times to serve properly all customers, and to generally take all such action in good faith and in such manner as will assure the transaction of the maximum volume of business in the Premises. Tenant will not use, permit suffer the use of the Premises for any other business than that hereinabove stated or for residential purposes and will not use or permit any use of the Premises except in a manner consistent with general high standards of merchandising. Tenant will not permit, allow or cause any public or private auction sales to be conducted on or from the Premises. Tenant will conduct business on the Premises only in the name of "Chesapeake Federal Savings & Loan Association" and under no other name or trade name unless and until the use of some other name is approved in writing by Landlord.

Rent                  SECTION 4. (a)  Tenant covenants and agrees to pay to
                 Landlord, as rental for the Premises, the following namely:

                      (1) A minimum rental at the rate of Eighteen Thousand Nine
                 Hundred ($18,900) Dollars for/year one of this Lease, payable in equal monthly installments of One Thousand Five Hundred Seventy Five ($1,575) Dollars each*, in advance on the first day of each calendar month without any set-off or deduction whatsoever. If the term of this Lease shall commence on a date other than the first day of a month, the minimum rental for the period from the date of commencement of the term to the first day of the first full calendar month of the term shall be prorated and shall be payable on the first day of the term. Landlord hereby acknowledges receipt from Tenant of the sum of $1,575 Dollars representing prepaid rent for the first month of the lease term.

                      The minimum rental for year two of this Lease shall be
                 Nineteen Thousand Eight Hundred Forty Five Dollars ($19,845) payable in equal monthly installments of One Thousand Six Hundred Fifty Three Dollars and Seventy Five Cents ($1,653.75), the minimum rental for year three of this Lease shall be Twenty Thousand Eight Hundred Thirty Seven Dollars Twenty Five Cents ($20,837.25) payable in equal monthly installments of One Thousand Seven Hundred Thirty Six Dollars and Forty Four Cents ($1,736.44), the minimum rental for year four of this Lease shall be Twenty One Thousand Eight Hundred Seventy Nine Dollars and Eleven Cents ($21,879.11) payable in equal monthly installments of One Thousand Eight Hundred Twenty Three Dollars and Twenty Six Cents ($1,823.26), the minimum rental for year five of this Lease shall be Twenty Two Thousand Nine Hundred Seventy Three Dollars and Six Cents ($22,973.06) payable in equal monthly installments of One Thousand Nine Hundred Fourteen Dollars and Forty Two Cents ($1,914.42).

Quiet                 SECTION 5. (a) Landlord hereby covenants and agrees that
Enjoyment        so long as Tenant complies with all the terms, covenants, and provisions of this Lease,

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                 Tenant shall have the peaceful and quiet use of the Premises without let or hindrance on the part of Landlord and Landlord shall warrant and defend Tenant in such peaceful and quiet use and possession against the claims of all persons claiming by, through or under Landlord.

Subordination              (b) Tenant's rights under this Lease are, however,
                 and shall always be subordinate to the operation and effect of any ground lease or mortgage, deed or trust or similar security instrument (thereinafter collectively called "Security Instrument") now or hereafter placed upon the land or buildings of which the Premises are a part, or any part thereof, by Landlord or any renewal, modification, consolidation, replacement or extension of any such Security Instrument, unless such secured party elects to have Tenant's interest hereunder superior to the lien of such Security Instrument; this clause shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

                           (c) Tenant agrees, at any time, and from time to
                 time, upon not less than ten days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying the commencement and termination dates of the term of this Lease, that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), and the dates to which rent and other charges have been paid, it being intended that any such statement delivered pursuant to this provision may be relied upon by any prospective purchaser of Landlord's interest or holder of a Security Instrument or assignee of any Security Interest upon Landlord's estate in the Premises.

Parking Areas         SECTION 6. (a) During the term of this Lease, customers of
                 Tenant shall be entitled to the non-exclusive use, free of charge, but in common with others, of the driveways, footways and parking areas from time to time existing within the Shopping Center, provided that such use shall be subject to such rules and regulations as Landlord may from time to time prescribe governing the same; and provided further that Landlord shall at all times have full and exclusive control, management and direction of said driveways, footways and parking areas. Landlord shall further have the right to police the same and from time to time to change the arrangement, location, layout and arrangement thereof; to restrict parking by tenants, their officers, agents and employees; to designate employee parking areas; to construct surface, subterranean or elevated parking areas and facilities; to establish and from time to time change the level of said parking areas and facilities; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to such

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                 areas as, in the use of good business judgment, Landlord shall determine to be advisable in order to improve or make more convenient the use thereof by tenants, their officers, agents, employees and customers. It is furthermore understood and agreed that Landlord may from time to time reduce such parking areas, driveways and footways by erecting thereon store buildings or other structures or improvements of any kind, including, but not limited to, extensions to any buildings erected in the Shopping Center; provided that there shall at all times be provided parking space for not less than 285 passenger automobiles.

                           (b) Tenant agrees to require its officers, employees
                 and agents to park their automobiles only in the area within the Shopping Center parking lot which is designated by Landlord for employee parking. In the event Tenant or Tenant's officers, employees or agents park in an area other than such designated employee parking area, Landlord shall have the right to tow away any such automobile and to charge Tenant with the towing, storage and all other costs incurred, payable within five days after submission of a written statement by Landlord to Tenant setting forth such costs.

                           (c) Landlord covenants and agrees that it will at its
                 own cost provide reasonable illumination for the aforesaid driveways, footways and parking areas, and that it will keep the same in reasonable repair and reasonably free of litter and snow.

Assignment            SECTION 7. (a) Tenant covenants and agrees not to assign
And Subletting   this Lease in whole or in part, nor to sublease all or any part of the Premises nor permit other persons to occupy the Premises or any part thereof, nor to grant any license or concession for all or any part of the Premises, without the written consent of Landlord in each instance first had and obtained. Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity of such consent as to any subsequent assignment or subletting. An assignment for the benefit of Tenant's creditors or otherwise by operation of law shall not be effective to transfer or assign Tenant's interest under this Lease unless Landlord shall have first consented thereto in writing.

                           (b) In the event Tenant desires to assign this Lease
                 or to sublease all or any substantial portion of the Premises, Landlord shall have the right and option to terminate this Lease, which right or option shall be exercisable by written notice from Landlord to Tenant within thirty (30) days from the date Tenant gives Landlord written notice of its desire to assign or sublease.

Repairs               SECTION 8. (a) Landlord covenants and agrees to keep and
                 maintain the roof and other exterior portions of the Premises (exclusive of doors, windows, glass and other portions of the store front of the premises) in repair,

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                 provided that Tenant shall give Landlord written notice of the necessity for such repairs, and provided that the damage thereto shall not have been caused by Tenant, its agents, employees, invitees or customers, in which event Tenant shall be responsible therefor and shall promptly repair the same. Except as expressly set forth in this subparagraph, Landlord shall be under no liability for repair or maintenance of the Premises, or any part thereof, nor shall Landlord be under any liability to repair or maintain any electrical, plumbing, heating, air-conditioning or other mechanical installation.

                           (b) Tenant covenats and agrees to keep the exterior
                 store front of the Premises and the entire interior of the Premises, together with all electrical, plumbing, heating, air-conditioning and other mechanical installations and equipment used by, or in connection with, the Premises, in good order and repair at its own expense and to promptly replace at its own expense, any exterior or interior plate glass doors, windows and mirrors which may be broken or damaged; and to surrender the Premises at the expiration of the term in as good condition as when received, ordinary wear and tear excepted. Tenant will not overload the electrical wiring or plumbing and will not install any additional electrical wiring or plumbing unless it has first obtained Landlord's written consent thereto and, if such consent is given, Tenant will install the same at its own cost and expense. Tenant will repair promptly at its own expense any damage to the Premises caused by bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused by Landlord, its agents, employees, or contractors.

                           (c) In the event Tenant shall not proceed promptly
                 and diligently to make any repairs or perform any obligation imposed upon it by the preceding subparagraph hereof within forty-eight hours after receiving written notice from Landlord to make such repairs or perform such obligation, then and in such event, Landlord may it its option, enter the Premises and do and perform the things specified in said notice, without liability on the part of Landlord for any loss or damage resulting from any such action by Landlord and Tenant agrees to pay promptly upon demand any cost or expense incurred by Landlord in taking such action.

                           (d) Tenant covenants and agrees to keep in force at
                 its own expense, at all times during the term of this lease, plate glass insurance insuring the plate glass and mirrors, if any, on the premises at their full insurable value in a policy (the form of which is satisfactory to Landlord) issued by a company aceptable to Landlord, amd covering both Tenant and Landlord; Tenant further covenants and agrees to deposit said policy of insurance, or a certificate thereof, with Landlord on or before the commencement of the term of this Lease. If at any time, Tenant does not comply with the covenants made in this subparagraph (d), Landlord may, at its option, cause insurance as aforesaid to be issued, and in such event, Tenant

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                 agrees to pay all premiums for such insurance promptly upon
                 Landlord's demand.

Utilities             SECTION 9. Tenant covenants and agrees to pay promptly
                 when due the charges for all utility services rendered or furnished to the Premises, including but without limitation, heat, Metropolitan District Charges, water, gas, electricity and telephone, together with all taxes, levies or other charges on such utilities. Tenant also agrees to pay promptly when due all minor privilege taxes or charges or other similar taxes or charges, levied or assessed against the Premises. If Tenant defualts in the payment of any such charges or taxes, Landlord may, at its option, pay the same for and on Tenant's account, in which event Tenant shall promptly riemburse Landlord therefor.

Tenant's              SECTION 10. (a) Tenant covenants and agrees (1) that it
Operations       will use, maintain and occupy the Premises, in a careful, safe and proper manner, and will keep the appurtenances, including adjoining sidewalks, in a clean and safe condition, and will promptly clean the snow, ice and debris from said sidewalks and appurtenances during the term of this Lease at its own expense;
                 (2) to keep the inside and outside of all glass in the doors and windows of the Premises clean; (3) that it will not, withou the prior written consent of Landlord, place or maintain any merchandise or other articles in any vestibule or entry to the Premises, on the sidewalks adjacent thereto, or elsewhere on the exterior thereof; (4) that it will maintain the Premises at its own expense in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests; (5) that it will not permit undue accumulations of garbage, trash, rubbish and other refuse, but will remove the same at its own expense, and will keep such refuse in proper containers within the interior of the Premises until called for to be removed; (6) that it will not use, nor permit nor suffer the use of any apparatus or instruments for musical or other sound reproduction or transmission in such manner that the sounds emanating therefrom or caused thereby shall be audible beyond the interior of the demised premises; (7) that it will not receive or ship articles, fixutres, or merchandise of any kind, except from that portion of the Premises which Landlord designates for such purposes; (8) that it will light the show windows of the Premises and Tenant's exterior signs each and every day during the term of this Lease to the extent which Landlord shall require until 10 o'clock P.M.; and (9) that it will conduct its business in the Premises in all respects in a dignified manner and in accordance with high standards of store operation.

                           (b) Tenant covenants and agrees not to make any
                 alterations, additions or improvements to the store front of the Premises and not to make any structural alterations to the Premises, or any part thereof, without Landlord's prior written consent in each instance first had and obtained; and Tenant agrees that any alterations, additions or improvements made by it shall immediately become the property of Landlord and shall remain upon the premises in the absence of any agreement to the contrary;

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                 provided, however, that Landlord shall have the right to
                 require the restoration of the Premises to their original condition, in which event Tenant agrees to comply with such requirement prior to the expiration of other termination of this Lease. Tenant further agrees that it will not cut or drill into or secure any fixtures, apparatus or equipment of any kind in or to any part of the Premises without first obtaining Landlord's written consent.

                           (c) Tenant covenants and agrees not to place, or
                 suffer to be placed, or maintain, any sign, billboard, marquee, awning, decoration, placard, lettering, advertising matter or other thing of any kind, whether permanent or temporary, on the exterior of the Premises or on the glass or any window or door of the Premises, without first obtaining Landlord's written approval thereof. Tenant further agrees to maintain any sign, billboard, marquee, awning, decoration, placard, lettering or advertising matter or other thing of any kind as may be approved by Landlord in good condition and repair at all times.

                           (d) Tenant will install and maintain at all times,
                 subject to the other provisions of this subparagraph, displays or merchandise in the show windows (if any) of the Premises. Tenant covenants and agrees that all articles and the arrangement, style, color and general appearance thereof in the show windows and in the interior of the Premises, which shall be visible from the exterior thereof, including, but not limited to, window displays, advertising matter, signs, merchandise, store fixtures, painting and decorations, shall be maintained subject to the approval of Landlord.

                           (e) Tenant covenants and agrees to execute and comply
                 with all laws, rules, orders, directions and requirements of all governmental departments, bodies, bureaus, agencies and officers, and with all rules, directions, requirementions and recommendations of the local board of fire underwriters and the fire insurance rating organizations having jurisdiction over the area in which the Premises are situated, in any way pertaining to the Premises or the use and occupancy thereof. In the event Tenant shall fail or neglect to comply with any of the aforesaid laws, rules, orders, directions, requirements or recommendations, Landlord or its agents may enter the Premises and take all such action and do all such work in or to the Premises as may be necessary in order to cause compliance with such laws, rules, orders, directions, requirements or recommendations, and and Tenant covenants and agrees to reimburse Landlord promptly upon demand for the expense incurred by Landlord in taking such action and performing such work. Tenant further covenants and agrees not to do or suffer to be done, or keep or suffer to be kept anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including, but not limited to, public liability or which will prevent Landlord from procuring such policies in companies reasonably acceptable to Landlord; and if anything done, omitted to be done or suffered to be done by Tenant, or

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                 kept, or suffered by Tenant to be kept, in, upon or about the
                 Premises shall cause the rate of fire or other insurance on the Premises, or other property of Landlord, in companies reasonably acceptable to Landlord, to be increased beyond the minimum rate from time to time applicable to the Premises, or any adjoining stores or to other property of Landlord for the use or uses made thereof, Tenant will pay the amount of such increase promptly upon Landlord's demand.

                           (f) Tenant covenants and agrees that if any
                 mechanics' or materialmen's lien or orther lien shall be filed against the Premises, or any other part of the Shopping Center, by reason of or arising out of any labor or material furnished or alledged to have been furnished, to or for the Premises or any occupant thereof, or for or by reason of any change, alteration or addition made by Tenant thereto, Tenant shall in any such events, cause the same to be cancelled and discharged of record by bond or otherwise as allowed by law, at Tenant's expense, within five days after the filing thereof; and Tenant shall also defend on Landlord's behalf, at Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of any such lien, and Tenant will pay any damages and satisfy and discharge any judgment entered thereon and save Landlord harmless from any claim or damage resulting therefrom. If at any time Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, after giving Tenant three (3) days prior written notice of its intention to do so, cause such lien to be cancelled and discharged of record by bond or otherwise as allowed by law, and Tenant shall pay all costs thereof, including reasonable attorneys' fees, as additional rent, payable with the next ensuing installment of minimum rent.

Roof and Walls        SECTION 11. Landlord shall have the exclusive right to use all or any part of the roof and rear and side walls of the Premises for any purpose (except to advertise the business of a particular tenant or a particular product); to erect additional stores or other structures over all or any part of the Premises; and to erect and maintain in connection with the construction thereof, temporary scaffolds and other aids to construction on the exterior of the premises, provided that access to the interior of the Premises shall not be denied and that there shall be no encroachment upon the Premises.

Radius                SECTION 12. Tenant covenants and agrees that so long as
Restriction      this Lease shall remain in effect, Tenant will not within a radius of two miles of the Premises, either either directly or indirectly own, operate or be financially interested in, either by itself or with others, a business like, or similar to, or bearing the name of, the business permitted to be conducted under this Lease.

Public                SECTION 13. (a) Tenant covenants and agrees to indemnify
Liability        Landlord and and save it harmless from and against any and all claims, actions, damages, liablity and expenses in connection with loss of life,

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                 personal injury or damage to property arising from or out of
                 Tenant's occupancy or use of the Premises or any part thereof, or any other part of Landlord's property, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors or employees.

                           (b) Tenant will keep in force at its own expense
                 during the term of this Lease, public liability insurance with respect to the Premises in companies acceptable to Landlord and in a policy or policies, the form of which is or are satisfactory to Landlord, covering both Landlord and Tenant, with minimum limitations of Five Hundred Thousand Dollars ($500,000) on account of bodily injury to or on death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limitations of Twenty-Five Thousand Dollars ($25,000.00); Tenant will deposit the policy or policies of such insurance or certificates thereof with Landlord on or before the commencement of the term of this Lease. If at any time Tenant does not comply with the covenants made in this subparagraph, Landlord may, at its option, cause insurance as aforesaid to be issued, and in such event. Tenant agrees to pay the premiums for such insurance promptly upon Landlord's demand.

Taxes                 SECTION 14  (a)  As used herein the following terms have
                 the following meanings:

                           (i) "Taxes" means all taxes, assessments (special or
                 otherwise), water or sewer service charges and other governmental levies and charges of any and every kind, nature and type whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefore on the land and buildings comprising the Shopping Center, including the levy, assessment or imposition or any tax on real estate as such not now levied, assessed or imposed.

Operating                  (ii) "Operating Costs" means all costs and expenses
Costs of every kind and nature incurred in connection with the management, operation, maintenance, repair, redecorating or refurbishing of the Shopping Center, including but not limited to, costs and expenses incurred by Landlord in gardening, landscaping, storm drainage and other utility systems, fire protection and security services, if any, traffic control equipment, repairs, parking lot striping, lighting, sanitary control, removal of snow, trash, rubbish, garbage and other refuse, depreciation on or rentals of machinery and equipment used in such maintenance, the cost of personnel, if any, to implement such services, and fifteen (15%) percent of all of the aforegoing costs to cover Landlord's administrative and overhead costs.

Insurance             (iii) "Insurance" means the total premium cost of all
                 insurance carried by Landlord with respect to the shopping center or any portion thereof, including but not limited to all insurance insuring against loss

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                 or damage due to fire or other casualty or cause, including but not limited to, those risks covered under so-called extended coverage endorsements or difference in risk endorsements, as well as loss of rent insurance following a fire or other insurable casulty covered by such policy or policies and public liability and property damage insurance.

                           (b) Tenant covenants and agrees to pay as additional
                 rent Two and Four Tenths (2.4%) percent of Taxes, Operating Costs and Insurance (as hereinabove defined) throughout the entire term of this lease and any renewal term hereof.

                           (c) Landlord shall notify Tenant from time to time of
                 the amount which Landlord estimates will be the amount payable by Tenant in accordance with paragraph (b) hereof; and Tenant shall pay such amount to Landlord in equal monthly installments in advance on or before the first day of each month. Such payments shall not be added to the minimum rental payable hereunder by Tenant for purposes of computing Tenant's liability, if any, for percentage rental under this Lease. Within a reasonable period of time following the end of each rental year, Landlord shall submit to Tenant a statement showing the Operating Costs, Taxes, and Insurance to be paid by Tenant with respect to such year, the amount thereof theretofore paid by Tenant, and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Each such statement shall be final and conclusive between the parties hereto, their successors and assigns, as to the matters therein set forth if no objection is raised with respect thereto within ninety (90) days after submission of each such statement.

                           (d) Notwithstanding the foregoing provisions of this
                 Section 14, Landlord may require Tenant to pay the sums referred to in paragraph (b) hereof in lump sum payments or in quarterly or semiannual payments, provided Landlord gives Tenant written notice that it has elected that Tenant shall make such payments in such manner rather than on a monthly basis as provided above.

Trade Fixtures        SECTION 15. All trade fixtures installed by Tenant in the
                 Premises, other than improvements made by Tenant to the Premises, shall remain the property of Tenant and shall be removable from time to time and also at the expiration of the term of this Lease or other termination thereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease; otherwise such property shall not be removable and Landlord shall have a lien on said fixtures to secure itself against loss and damage resulting from said default or defaults by Tenant.

Inspection of         SECTION 16. Tenant covenants and agrees to permit
Premises Landlord, its agents, employees and contractors to enter the Premises and all parts thereof at all reasonable times to inspect the Premises and to enforce and carry out any provision or provisions of this Lease.

Termination of        SECTION 17. (a) The parties hereto covenant and agree that
Term this Lease and the tenancy hereby created shall cease and determine at the end of the original term hereof without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to remove and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a Tenant holding over to the same extent as if statutory notice were given.

                           (b) Tenant covenants and agrees that for the period
                 of six months prior to the expiration of the term of this Lease, Landlord shall have the right to display on the exterior of the Premises the customary sign "For Rent" and that during such period Landlord may show the Premises and all parts thereof to prospective tenants between the hours of 9:00 A.M. and 5:00 P.M. on any day except Sunday or any legal holiday on which Tenant shall not be open for business.

Fire or Other         SECTION 18. If the Premises shall be damaged by fire, the
Casualty elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly at its own expense cause such damage to be repaired, and the rent shall not be abated; if by reason of such occurrence, the Premises shall be rendered untenantable only in part, Landlord shall promptly at its own expense cause the damage to be repaired, and the minimum rent meanwhile shall be abated proportionately to the portion of the Premises rendered untenantable; if by reason of such occurrence the Premises shall be renderd wholly untenantable: Landlord shall promptly at its own expense cause such damage to be repaired, and the minimum annual rent meanwhile shall be abated in whole, unless within sixty days after said occurrence, Landlord shall give Tenant written notice that it has elected not to reconstruct the destroyed Premises, in which event this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the minimum rental and the percentage rental (if any) to be adjusted as of such date.

Eminent Domain        SECTION 19. If the whole or any part of the Premises shall be taken under the power of eminent domain, then this Lease shall terminate as to the part so taken on the day when Tenant is required to yield possession thereof, and Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition; pending the restoration by Landlord of the portion of the Premises so taken, the minimum rental shall be reduced proportionately to the portion of the Premises so taken. If the amount of the Premises so taken is such as to substantially impair the usefulness of said Premises for the purposes of which the same are hereby leased, then either party shall have the option to terminate this Lease as of the date when Tenant is required to yield possession. The compensation awarded for such taking, both as to Landlord's reversionary interest and Tenant's interest under this Lease, shall belong to and be the property of the Landlord; provided, however, that the Landlord shall not be entitled to any portion of the award made to Tenant for loss of Tenant's business or for the cost of removal of its stock and Tenant's fixtures.

Additional            SECTION 20. Whenever under the terms of this Lease any sum
Rent of money is required to be paid by Tenant in addition to the rental herein reserved, whether such payment is to be made to Landlord or to any other party, and such additional amount which Tenant is to pay is not designated as "addtitional rent," or provision is not made for the collection of said amount as "additional rent", then said amount shall nevertheless, at Landlord's option, if not paid when due, be deemed "additional rent", and shall be collectible as such with the first insallment of minimum rent thereafter falling due hereunder.

Bankruptcy or         SECTION 21. If any sale of Tenant's interest in the
Insolvency       Premises shall be made under execution, or similar legal
                 process, or if Tenant shall be adjudicated a bankrupt or insolvent, and such adjudication is not vacated within 10 days, or if a corporate reorganization of Tenant or an arrangement with its creditors shall be approved by a court under the Federal Bankruptcy Act, or if Tenant shall make an assignment for the benefit of creditors, or in any other manner, Tenant's interest under this Lease shall pass to another by operation of law, then and in any of said events, Landlord may, at its option, reenter the Premises and declare this Lease and the tenancy hereby created terminated.

Defaults and          SECTION 22. (a) If the rent agreed to be paid, including
Remedies all other sums of money which under the provisions hereof may be considered as additional rent, shall be in arrears in whole or in part for five or more days, Landlord may distrain therefor. If Tenant shall violate any covenant, including the covenant to pay rent, made by it in this Lease and shall fail to comply with said covenant within 15 days after being sent written notice of such violation by Landlord, Landlord may, at its option, reenter the premises and declare this Lease and the tenancy hereby created terminated; and Landlord shall be entitled to the benefit of all provisions of law respecting the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. Tenant further agrees, that notwithstanding such reentry, Tenant shall remain liable for any rent or damages which may be due or sustained prior thereto, and Tenant shall further be liable, at the option of Landlord, for sums of money as liquidated damages for the breach of any covenant to be calculated in one of the following two methods which may be designated by Landlord in or after said notice of termination: (i) Tenant shall pay to Landlord the difference between the rent reserved under this Lease for the balance of the term and the fair rental value of the Premises for the balance of the term to be determined as of the date of reentry; or (ii) Tenant shall pay the amount of the rent reserved under this Lease at the times herein stipulated for payment of rent for the balance of the term, less any amount received by Landlord during such period from others to whom the Premises may be rented on such terms and conditions and at such rentals as Landlord, in its sole discretion, shall deem proper.

                           (b) In the event Tenant fails to pay Landlord any
                 minimum or percentage rental payment due hereunder within ten days from the date on which any such payment was due, Landlord may at its option charge Tenant a late charge equal to 15% of the rental payment in question, which late charge shall be collectible as additional rent and shall be payable by Tenant to Landlord within 10 days after written notice from Landlord to Tenant assessing the same.

Remedies              SECTION 23. No mention in this Lease of any specific right
Cumulative       or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled either at law or in equity; and the failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of Tenant under this Lease or to exercise any option or right herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, right or option, but the same shall remain in full force and effect unless the contrary is expressly waived in writing by Landlord.

Injury From           SECTION 24. Landlord shall not be liable for any injury or
Leakage, Etc.    damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak or issue from any part of the Premises or from pipes, appliances or plumbing, or from sewers or the street or subsurface, or from any other place, by dampness or other cause of whatsoever nature.

Recording             SECTION 25. In the event Landlord elects to record this
                 Lease or a Memorandum of this Lease, Tenant agrees to execute said Memorandum of Lease, if Landlord so requests, and to pay Landlord one-half the cost of all recording charges, including revenue stamps and any transfer tax assessed at the time this Lease or such Memorandum is recorded.

Taxes on              SECTION 26. Tenant shall be responsible for and shall pay
Leasehold        any taxes or assessments levied or assessed during the term of this Lease against any leasehold interest of Tenant or personal property or trade fixtures of Tenant of any kind, owned by Tenant or placed in, upon or about the Premises by Tenant.

Successors And        SECTION 27. Except as herein provided, this Lease and the
Assigns covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assignees of Tenant to whom an assignment by Tenant has been consented to in writing by Landlord. In the event more than one person, firm or corporation is named herein as Tenant, the liablity of all parties named herein as Tenant shall be joint and several.

                      In the event Landlord's interest under this Lease is
                 transferred or assigned and written notice thereof is given to Tenant, the Landlord herein named (or any subsequent assignee or transferee of Landlord's interest under this Lease who gives such notice to Tenant) shall automatically be relieved and released from and after the date of such transfer or conveyance from all liability hereunder except with respect to liability to refund or return to Tenant any security deposit deposited by Tenant with Landlord hereunder. Further, the liability of Landlord, its successors and assigns, under this Lease shall at all times be limited solely to Landlord's interset in the land and improvements comprising the Shopping Center and in the event the owner of Landlord's interest in this Lease is at any time a partnership, joint venture or unincorporated association, Tenant agrees that the members or partners of such partnership, joint venture or unincorporated association shall not be personally or individually liable or responsible for the performance of any of Landlord's obligations hereunder.

Entire                SECTION 28. This Lease contains the entire agreement
Agreement        between the parteis hereto; and any agreement hereafter or heretofore made shall not operate to change, modify, terminate or discharge this Lease in whole or in part unless such agreement is in writing and signed by each of the parties hereto. Landlord has made no representations or promises with respect to the Premises except as are herein expressly set forth.

Security              Section 29. [deleted]
Deposit

Notices               Section 30. All notices from Tenant to Landlord, including the payment of rent and other charges, required or permitted by any provision in this Lease, shall be hand delivered or sent by registered or certified mail, return reciept requested, to Landlord at: 1100 Blaustein Bldg., Baltimore, MD 21201

                      All notices from Landlord to Tenant so required or
                 permitted shall be hand delivered or sent by registered or certified mail, return receipt requested, to Tenant at the demised premises.

                      Either party may, at any time, or from time to time,
                 designate in writing a substitute address for that above set forth, and thereafter all notices to such party shall be sent in accordance with the above.

Captions              Section 31. The captions in the margins of this Lease are
                 for convenience only and are not a part of this Lease.

                      Section 32. Renewal Option

                      Section 33. Commencement Date Agreement

                      Section 34. Sign Regulations

                      Exhibit A - Site Plan

                      Exhibit B - Specifications

                      Exhibit C - Floor Plan

     IN WINTNESS WHEREOF, the parties hereto have executed this Lease under their respective seals the day and year first above written.

WITNESS:                           CHESTERFIELD PLAZA JOINT VENTURE


/s/ Catherine H. Smith             By: /s/ Robert R. Neilson             (Seal)
-----------------------               -----------------------------------
                                                                 Landlord


                                                                         (Seal)
-----------------------            --------------------------------------


                                   CHESAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION


/s/ Catherine H. Smith             By: /s/ Howard Burton                 (Seal)
-----------------------               -----------------------------------
                                                                 Tenant

STATE OF MARYLAND, CITY OF BALTIMORE, to wit:

     I HEREBY CERTIFY that on this 22nd day of September, 1987, before me, the undersigned, a Notary Public of the State and City aforesaid, personally appeared Robert R. Neilson the above named landloard, and the acknowledged that he executed the foregoing Lease on behalf of said Joint Venture, being authorized so to do, for the purpose therin contained.

     As Witness my Hand and Notarial Seal.


                                   /s/ Catherine H. Smith
                                   --------------------------------------
                                                Notary Public

My Commission Expires:
7-1-90

STATE OF MARYLAND COUNTY OF BALTIMORE, to wit:

     I HEREBY CERTIFY that on this 22nd day of September, 1987, before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared ILLEGIBLE the above named Tenant, and he acknowledged that he executed the foregoing Lease on behalf of said Association, being authorized so to do, for the purposes therein contained.

     As Witness my Hand and Notarial Seal.


                                   /s/ Catherine H. Smith
                                   --------------------------------------
                                                Notary Public

My Commission Expires:
7-1-90

                                   SECTION 32

                    RIDER TO LEASE DATED September 22nd, 1987

             BETWEEN CHESTERFIELD PLAZA JOINT VENTURE, LANDLORD, AND

                 CHESAPEAKE FEDERAL SAVINGS AND LOAN ASSOCIATION

     The following new Section is hereby added to the Lease:

     32. Renewal Options. If Tenant is not then in default under this Lease or any of the provisions hereof, Tenant may extend the term of this Lease for two
(2) additional successive periods of five (5) years each, by notifying the Landlord in writing of its intention to do so at least one hundred eighty (180) days prior to the expiration of the then current term. Each such renewal term shall be under the same terms and conditions as are herein set forth except that the annual rental for each succeeding renewal term shall be adjusted as follows:

     During the first year of the first option period, the minimum rental shall be Twenty Four Thousand One Hundred Twenty One Dollars and Seventy One Cents ($24,121.71) payable in equal monthly installments of Two Thousand Ten Dollars and Fourteen Cents ($2,010.14), the minimum rental for the second year of the first option period shall be Twenty Five Thousand Three Hundred Twenty Seven Dollars and Seventy Nine Cents ($25,327.79) payable in equal monthly installments of Two Thousand One Hundred Ten Dollars and Sixty Five Cents ($2,110.65), the minimum rental for the third year of the first option period shall be Twenty Six Thousand Five Hundred Ninety Four Dollars and Eighteen Cents ($26,594.18) payable in equal monthly installments of Two Thousand Two Hundred Sixteen Dollars and Eighteen Cents ($2,216.18), the minimum rental for the fourth year of the first option period shall be Twenty Seven Thousand Nine Hundred Twenty Three Dollars and Eighty Nine Cents ($27,923.89) payable in equal monthly installments of Two Thousand Three Hundred Twenty Six Dollars and

Ninety Nine Cents ($2,326.99), the minimum rental for the fifth year of the option period shall be Twenty Nine Thousand Three Hundred Twenty Dollars and Eight Cents ($29,320.08) payable in equal monthly installments of Two Thousand Four Hundred Forty Three Dollars and Thirty Four Cents ($2,443.34); and, provided, Tenant has exercised its option for the first five (5) year option period, the minimum rental for the first year of the second option period shall be Thirty Thousand Seven Hundred Eighty Six Dollars and Eight Cents ($30,786.08) payable in equal monthly installments of Two Thousand Five Hundred Sixty Five Dollars and Fifty One Cents ($2,565.51), the minimum rental for the second year of the second option period shall be Thirty Two Thousand Three Hundred Twenty Five Dollars and Thirty Eight Cents ($32,325.38) payable in equal monthly installments of Two Thousand Six Hundred Ninety Three Dollars and Seventy Eight Cents ($2,693.78), the minimum rental for the third year of the second option period shall be Thirty Three Thousand Nine Hundred Forty One Dollars and Sixty Five Cents ($33,941.65) payable in equal monthly installments of Two Thousand Eight Hundred Twenty Eight Dollars and Forty Seven Cents ($2,828.47), the minimum rental for the fourth year of the second option period shall be Thirty Five Thousand Six Hundred Thirty Eight Dollars and Seventy Three Cents ($35,638.73) payable in equal monthly installments of Two Thousand Nine Hundred Sixty Nine Dollars and Eighty Nine Cents ($2,969.89), the minimum rental for the fifth year of the second option period shall be Thirty Seven Thousand Four Hundred Twenty Dollars and Sixty Seven Cents ($37,420.67) payable in equal monthly installments of Three Thousand One Hundred Eighteen Dollars and Thirty Nine Cents ($3,118.39).

     There shall be no additional right to renew or extend this Lease except as provided herein.

     The provisions of the foregoing Rider are hereby approved and accepted.

WITNESS                            CHESTERFIELD PLAZA JOINT VENTURE


/s/ Catherine H. Smith             By: /s/ Robert R. Neilson             (SEAL)
-----------------------                ----------------------------------


                                   CHESAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION


/s/ Catherine H. Smith             By: /s/ Howard Burton                 (SEAL)
-----------------------                ----------------------------------

                                   SECTION 33

     THIS AGREEMENT made and entered into this                 day of
                                               ---------------
                 , 198  , by and between
-----------------     --                 ---------------------------------------
(herein called "Landlord") and
                                ------------------------------------------------
(hereinafter called "Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease ("Lease") dated
                  , 198   pursuant to which Landlord demised and leased to
------------------     --
Tenant, and the latter rented from the former certain premises within the
                            Shopping Center located on
---------------------------                            -------------------------
, as more particularly described

in the Lease and a plat attached thereto as Schedule A;

     AND WHEREAS, pursuant to the provisions of the Lease, the parties agreed to execute an Agreement in recordable form setting forth the exact commencement and termination dates of the Lease term when said dates were ascertained.

     NOW, THEREFORE, THIS AGREEMETN WITNESSETH, that pursuant to the provisions of the Lease relating to the commencement of the Lease term, Landlord and Tenant, for themselves, their heirs, successors and assigns, intending to be legally bound hereby agree and stipulate as follows:

     1. The Lease term commenced on the         day of             , 198  , and
                                        -------        ------------     --
the Lease term will terminate (unless sooner terminated or extended as in said
Lease provided) on the            day of                    , 19  .
                       ----------        -------------------    --

     2. This Agreement is solely intended to constitute a confirmation by the parties hereto of the commencement and termination dates of the Lease term as provided in the Lease, and is not intended to amend or otherwise modify the Lease except as herein expressly set forth.

The parties hereto acknowledge that the Lease is in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement for the purpose set forth above.

WITNESS:                          CHESTERFIELD PLAZA JOINT VENTURE


-----------------------           By:                               (SEAL)
                                     -------------------------------
                                               Landlord


                                                                    (SEAL)
-----------------------           ----------------------------------
                                  CHEASAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION


                                   /s/ Howard Burton         (SEAL)
-----------------------           ----------------------------------
                                               Tenant

STATE OF MARYLAND, COUNTY OF                       , to-wit:
                             ----------------------

     I HEREBY CERTIFY that on this               day of                        ,
                                   -------------        -----------------------
198  , personally appeared before me, the undersigned a Notary Public in and for
   --
the State and County aforesaid,                                        who
                                --------------------------------------
acknowledged himself to be                                               , the
                           ----------------------------------------------
Landlord named in the aforesaid Lease, and he further acknowledged that he executed the within instrument on behalf of said Landlord for the purposes therein contained.

     IN WITNESS WHEREOF I hereunto set my hand and Notorial Seal.


                                           -------------------------------------
                                                       Notary Public

My Commission expires:

--------------------------------------

STATE OF MARYLAND COUNTY OF                    , to-wit;
                            ------------------

     I HEREBY CERTIFY that on this              day of                       ,
                                   ------------        ----------------------
199  , personally appeared before me, the undersigned, a Notary Public of the
   --
State and County aforesaid,                                       the Tenant
                            -------------------------------------
named in the aforesaid Lease and he acknowledged on behalf of said that he executed the within instrument
---------------------------------------
for the puproses therein contained.

     IN WITNESS WHEREOF I hereunto set my hand and Notarial Seal.


                                           -------------------------------------
                                                       Notary Public

My Commission expires:

--------------------------------------

                                   SECTION 34

                             CANOPY SIGN REGULATIONS

                               CHESTERFIELD PLAZA

1. It is the Landlord's intent to achieve suitable identification for the Tenant consistent with the overall design concept of the center, therefore each Tenant shall be permitted to install one (1) sign conforming to the attached guidelines.

2.   All designs shall be submitted to the Landlord for approval. Submit three
     (3) copies/two (2) will be returned with approval and/or comments.

3. Each sign shall be comprised of illuminated letters and/or logo (maximum height 18") within the area outlined on the elevation and mounted on a rail as shown on the section.

4. Logo or trade marks shall be permitted provided the logo or trade mark shall be that of the Tenant occupying the store. Brand names advertising national suppliers will not be permitted.

5. All signs must bear a "UL Label" and an Anne Arundel County permit for both structural and electrical regulations.

6. All designs shall specify the color, size, materials, including attachments and transformer locations.

7. Landlord shall provide a feeder for each sign. Tenant shall provide a disconnect exterior switch and shall be responsible for connection of sign. Tenant shall assume total cost of sign and it shall be the property of Tenant.

8. Any additional signs desired by Tenant on the face of the store or in/on the windows or doors must be approved in writing by the Landlord.

9. All signs must be lighted until 10:00 p.m. Signs will be turned on in the evening not later than: (1) Daylight savings time - 6:30 p.m., (2) Standard time - 5:00 p.m., it being the intent hereto to have all signs illuminated before dusk.

ACCEPTED BY:

CHESTERFIELD PLAZA JOINT VENTURE


By: /s/ Robert R. Neilson (Landloard)
    ----------------------


CHESAPEAKE FEDERAL SAVINGS & LOAN ASSOCIATION


By: /s/ Howard Burton     (Tenant)
    ----------------------

                                   [GRAPHIC]

                                   [GRAPHIC]